EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of 1st Source Corporation (1st Source) on Form 10-Q for the quarterly period ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher J. Murphy III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)                                 The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of 1st Source.

By:

/s/ CHRISTOPHER J. MURPHY III
Christopher J. Murphy III
Chief Executive Officer
October 24, 2013

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